PENNSYLVANIA POWER COMPANY
              PRO FORMA BALANCE SHEETS AFTER TRANSFER OF GENERATION

                                                                                                    PRO FORMA
                                                                   MARCH 31,       TRANSFER       BALANCE SHEET
                                                                    2005           OF FOSSIL        3/31/2005
-----------------------------------------------------------------------------    -------------    -------------
                                                                                    (In thousands)
                                 ASSETS
UTILITY PLANT:
     In service                                                $      873,780    $    (251,609)   $     622,171
     Less-Accumulated provision for depreciation                      364,354         (128,489)         235,865
                                                               --------------    -------------    -------------
                                                                      509,426         (123,120)         386,306
                                                               --------------    -------------    -------------
     Construction work in progress-
        Electric plant                                                121,145              (68)         121,077
        Nuclear Fuel                                                    7,647                             7,647
                                                               --------------    -------------    -------------
                                                                      128,792              (68)         128,724
                                                               --------------    --------------   -------------
                                                                      638,218         (123,188)         515,030
                                                               --------------    -------------    -------------
OTHER PROPERTY AND INVESTMENTS:
     Nuclear plant decommissioning trusts                             142,317                           142,317
     Long-term notes receivable from associated companies              32,890           85,517          118,407
     Other                                                                530             (183)             347
                                                               --------------    -------------    -------------
                                                                      175,737           85,334          261,071
                                                               --------------    -------------    -------------
CURRENT ASSETS:
     Cash and cash equivalents                                             38                                38
     Notes receivable from associated companies                           545                               545
     Receivables-
        Customers (less accumulated provisions of $888,000
         for uncollectible accounts)                                   42,984                            42,984
        Associated companies                                           13,019                            13,019
        Other                                                           1,059                             1,059
     Materials and supplies, at average cost                           37,705           (1,316)          36,389
     Prepayments and other                                             22,405                            22,405
                                                               --------------    -------------    -------------
                                                                      117,755           (1,316)         116,439
                                                               --------------    -------------    -------------
DEFERRED CHARGES:
     Other                                                              9,921                             9,921
                                                               --------------    -------------    -------------
                                                                        9,921                -            9,921
                                                               --------------    -------------    -------------
                                                               $      941,631    $     (39,170)   $     902,461
                                                               ==============    =============    =============
                     CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common stockholder's equity-
        Common stock, $30 par value, authorized 6,500,000
            shares - 6,290,000 shares outstanding              $      188,700    $           -    $     188,700
        Other paid-in capital                                          64,690            2,291           66,981
        Accumulated other comprehensive loss                          (13,706)                          (13,706)
        Retained earnings                                              94,057                            94,057
                                                               --------------    -------------    -------------
            Total common stockholder's equity                         333,741            2,291          336,032
     Preferred stock not subject to mandatory redemption               39,105                            39,105
     Long-term debt and other long-term obligations                   121,889                           121,889
                                                               --------------    -------------    -------------
                                                                      494,735            2,291          497,026
                                                               --------------    -------------    -------------
CURRENT LIABILITIES:
     Currently payable long-term debt                                  38,524                            38,524
     Accounts payable-
        Associated companies                                           43,569                            43,569
        Other                                                           1,345                             1,345
     Notes payable to associated companies                             10,644                            10,644
     Accrued taxes                                                     25,475                            25,475
     Accrued interest                                                   1,614             (240)           1,374
     Other                                                              9,156                             9,156
                                                               ---------------   -------------    -------------
                                                                      130,327             (240)         130,087
                                                               ---------------   -------------    -------------
NONCURRENT LIABILITIES:
     Accumulated deferred income taxes                                 89,060          (39,038)          50,022
     Accumulated deferred investment tax credits                        3,150                             3,150
     Asset retirement obligation                                      140,560           (2,183)         138,377
     Retirement benefits                                               50,116                            50,116
     Regulatory liabilities                                            26,523                            26,523
     Other                                                              7,160                             7,160
                                                               --------------    -------------    -------------
                                                                      316,569          (41,221)         275,348
                                                               --------------    -------------    -------------
COMMITMENTS AND CONTINGENCIES
                                                               --------------    -------------    -------------
                                                               $      941,631    $     (39,170)   $     902,461
                                                               ==============    =============    =============

(TABLE BREAK)


                                                                  TRANSFER       TRANSFER        PRO FORMA
                                                                 OF NUCLEAR     INVESTMENT     BALANCE SHEET
                                                               TO SUBSIDIARY   IN SUBSIDIARY    3/31/2005
----------------------------------------------------------------------------   -------------   --------------
                                                                         (In thousands)
                                 ASSETS
UTILITY PLANT:
     In service                                                $    (285,926)  $           -   $      336,245
     Less-Accumulated provision for depreciation                    (111,906)                         123,959
                                                               -------------   -------------   --------------
                                                                    (174,020)              -          212,286
                                                               -------------   -------------   --------------
     Construction work in progress-
        Electric plant                                              (112,744)                           8,333
        Nuclear Fuel                                                  (7,647)                               -
                                                               -------------   -------------   --------------
                                                                    (120,391)              -            8,333
                                                               -------------   -------------   --------------
                                                                    (294,411)              -          220,619
                                                               -------------   -------------   --------------
OTHER PROPERTY AND INVESTMENTS:
     Nuclear plant decommissioning trusts                           (142,317)                               -
     Long-term notes receivable from associated companies            164,104                          282,511
     Other                                                            76,894         (76,894)             347
                                                               -------------   -------------   --------------
                                                                      98,681         (76,894)         282,858
                                                               -------------   -------------   --------------
CURRENT ASSETS:
     Cash and cash equivalents                                                                             38
     Notes receivable from associated companies                       10,000                           10,545
     Receivables-
        Customers (less accumulated provisions of $888,000
         for uncollectible accounts)                                                                   42,984
        Associated companies                                                                           13,019
        Other                                                                                           1,059
     Materials and supplies, at average cost                         (36,389)                               -
     Prepayments and other                                                                             22,405
                                                               -------------   -------------   --------------
                                                                     (26,389)              -           90,050
                                                               -------------   -------------   --------------
DEFERRED CHARGES:
     Other                                                                                              9,921
                                                               -------------   -------------   --------------
                                                                           -               -            9,921
                                                               -------------   -------------   --------------
                                                               $    (222,119)  $     (76,894)  $      603,448
                                                               =============   =============   ==============
                     CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
     Common stockholder's equity-
        Common stock, $30 par value, authorized 6,500,000
            shares - 6,290,000 shares outstanding              $           -   $           -   $      188,700
        Other paid-in capital                                                                          66,981
        Accumulated other comprehensive loss                                                          (13,706)
        Retained earnings                                                           (76,894)           17,163
                                                               -------------   -------------   --------------
            Total common stockholder's equity                              -         (76,894)         259,138
     Preferred stock not subject to mandatory redemption                                               39,105
     Long-term debt and other long-term obligations                  (53,350)                          68,539
                                                               -------------   -------------   --------------
                                                                     (53,350)        (76,894)         366,782
                                                               -------------   -------------   --------------
CURRENT LIABILITIES:
     Currently payable long-term debt                                (10,300)                          28,224
     Accounts payable-
        Associated companies                                         (36,835)                           6,734
        Other                                                                                           1,345
     Notes payable to associated companies                            59,000                           69,644
     Accrued taxes                                                                                     25,475
     Accrued interest                                                   (662)                             712
     Other                                                            (2,716)                           6,440
                                                               -------------   -------------   --------------
                                                                       8,487               -          138,574
                                                               -------------   -------------   --------------
NONCURRENT LIABILITIES:
     Accumulated deferred income taxes                               (37,504)                          12,518
     Accumulated deferred investment tax credits                                                        3,150
     Asset retirement obligation                                    (138,377)                               -
     Retirement benefits                                                                               50,116
     Regulatory liabilities                                                                            26,523
     Other                                                            (1,375)                           5,785
                                                               -------------   -------------   --------------
                                                                    (177,256)              -           98,092
                                                               -------------   -------------   --------------
COMMITMENTS AND CONTINGENCIES
                                                               -------------   -------------   --------------
                                                               $    (222,119)  $     (76,894)  $      603,448
                                                               =============   =============   ==============


                               Pennsylvanie Power
                                     Fossil
                                    03-31-05


--------------------------------------------------
SALES PRICE
Fossil - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
--------------------------------------------------

                                                Debit          Credit
                                              -------------------------
Fossil - Plant in Service                                       251,609
Accumulated Depreciaton                        128,489

CWIP - Steam                                                         68


Cash
Notes Rec. - Assoc. Co.                         22,045

Other Property & Investments                                        183

M&S                                                               1,316

Paid-in Capital                                                   2,291

Notes Rec. Assoc Co. - PCN Assumption           63,472

A/P - Assoc. Co.

Accrued Interest                                   240

Other Current Liabilities

Deferred Taxes - Estimated                      39,038

Asset Retirement Obligation                      2,183

Other Noncurrent Liabilities

                                              -------------------------
                                               255,467          255,467
                                              =========================

SUBSEQUENT TO TRANSFER
----------------------

PCN Debt Fossil - LT                            48,972
PCN Debt Fossil - ST                            14,500
Notes  Rec. Assoc Co.  - PCN Assumption                          63,472


                               Pennsylvanie Power
                                     Nuclear
                                    03-31-05


--------------------------------------------------
SALES PRICE
Fossil - Master Facility Lease Values
Nuclear - LOWER BOOK OR FMV AT TIME OF TRANSFER
--------------------------------------------------

                                                 Debit           Credit
                                              ---------------------------
Nuclear - Plant in Service                                        170,881
Accumulated Depreciation                          30,337

Nuclear Fuel  In Service                                          115,045
Accumulated Amortization                          81,569

Nuclear - CWIP                                                    112,744
CWIP - Nuclear Fuel                                                 7,647

NDT Assets                                                        142,317

Cash

Notes Rec. Assoc. Co.                             10,000

LT Notes Rec. - Assoc. Co.                       164,104

M&S - Nuclear                                                      36,389

Retained Earnings                                 76,894

PCN Debt Nuclear - LT                             53,350
PCN Debt Nuclear - ST                             10,300

A/P - Assoc. Co.                                  36,835

N/P - Assoc. Co.                                                   59,000

Accrued Interest                                     662

Other Current Liabilities                          2,716

Deferred Taxes - Estimated                        37,504

NDT Liabilities                                  138,377

Other Noncurrent Liabilities                       1,375

                                              ---------------------------
                                                 644,023          644,023
                                              ===========================
